Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of SemiLEDs Corporation (the “Registrant”) on Form 10-K for the year ended August 31, 2012 (the “Report”), I, Timothy Lin, Interim Chief Financial Officer of the Registrant hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)                   the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 7, 2013

/s/ TIMOTHY LIN
Timothy Lin
Interim Chief Financial Officer